Exhibit 99.1

MoneyLion, America’s Leading Digital Financial Platform, to Become Publicly Traded via Merger with Fusion Acquisition Corp. (NYSE: FUSE)

- MoneyLion Uses the Power of Technology to Empower Hard-Working Americans to Take Control of Their Finances so That They Can Achieve Their Life Goals -

- Proprietary FinTech Platform Delivers Comprehensive Suite of Products That Makes It More Engaging to Bank, Borrow, Save, Invest, and Grow – All in One App -

- Estimated Post-Transaction Enterprise Value of $2.4 Billion With Over $500 Million in Cash to Fund Growth -

- Transaction Includes a $250 Million Oversubscribed and Upsized, Fully Committed Common Stock Private Investment at $10 Per Share Led by Funds and Accounts Managed by BlackRock, Certain Funds Managed by Affiliates of Apollo Global Management, Inc., and Leading Global Technology and Growth Investors -

New York, NY - February 12, 2021 – MoneyLion Inc. (“MoneyLion”), America’s leading digital financial platform, and Fusion Acquisition Corp. (NYSE: FUSE) (“Fusion”) have entered into a definitive agreement which would result in MoneyLion becoming a publicly listed company.

MoneyLion uses the power of technology to empower hard-working Americans to take control of their finances and achieve their life goals. MoneyLion’s data-driven, digital financial platform provides access to a comprehensive suite of products that help members bank, borrow, save, invest, and grow – all in one app. These products include:

o	RoarMoney: Modern mobile banking that enables members to get paid up to two days early and manage their day-to-day spending, with no hidden fees, cashback rewards, and robust security controls.
o	Investing: Full featured, automated investing tools with a variety of investment options, including ESG portfolios, so members can invest in strategies that match their personal preferences.
o	Instacash: Interest-free salary advances with no monthly fees to help members bridge short-term timing gaps in their income, enabling them to pay their bills on time or cover unexpected expenses without incurring costly overdraft fees.
o	Credit Builder Plus: A program designed to help members build or rebuild their credit – more than half of the members in this program increase their credit score by 60 points in the first 60 days.

In addition to offering a complementary suite of financial products, MoneyLion has pioneered a new approach to personal financial management with Financial Heartbeat, an intelligent, automated advice platform that guides members on their financial journey. Financial Heartbeat evaluates members’ financial situation across four key dimensions and delivers personalized advice that helps them decide what actions to take and which products to use to improve their financial health.

Through these products and personalized advice, MoneyLion is changing the way people think about and take control of their money, relieve financial stress and, ultimately, make confident financial decisions to achieve both their near- and long-term goals.

MoneyLion Investment Highlights

●	Mission-Driven Organization. MoneyLion’s mission is to use the power of technology to empower hard-working Americans to take control of their finances, help them manage their money more effectively, and make confident financial decisions to put them on a path to achieve their goals.

●	Serving 100 Million Hard-Working Americans. MoneyLion aims to serve the 100 million middle-class Americans who are currently disadvantaged by a system not built for their needs. This underserved population represents trillions of dollars in annual savings, spending and investments, and is a $250 billion revenue opportunity for MoneyLion.

●	Data-Driven Approach to Product Innovation. Through a holistic, digital platform, the Company harnesses data and insights to deliver more personalized customer experiences and helps accelerate product development and innovation. In 2021, MoneyLion plans to roll out a new slate of products, including the next generation of the Financial Heartbeat platform, new credit and financing products, and a crypto rewards offering.

●	Complete Product Solution Drives Attractive Unit Economics. MoneyLion offers a single platform to address all of its customers’ needs. Multiple product engagement increases revenue per customer and is paired with a highly efficient marketing cost structure.

●	Accelerating Adjusted Revenue[1] Growth. MoneyLion generated $76 million of adjusted revenue in 2020, finishing the year on a $102 million adjusted revenue run-rate in Q4 2020. MoneyLion forecasts adjusted revenue for 2021 of $144 million, representing year-over-year growth of approximately 88%. The Company expects significant long-term upside from penetrating an enormous addressable market and cross-selling products with its platform approach.

●	Proven Management Team: MoneyLion is led by an accomplished and experienced senior management team with significant finance and tech experience, and a strong track record of driving growth and profitability.

“MoneyLion is a digital financial platform on a mission to rewire a broken banking system that applies a one-size-fits-all approach to personal finance,” said Dee Choubey, CEO and co-founder of MoneyLion. “We are using transformative technology to bring the private banking experience to everyone – in a single app. Our platform surrounds each customer with the financial tools, content, and actionable advice relevant to their unique situation. This model is generating high user growth, multiple product engagement, and low cost of acquisition. A public listing enhances our ability to scale more quickly and continue to innovate so that we can help more people take control of their finances and achieve their life goals.”

1	Adjusted Revenue defined as gross revenue net of direct charge-offs, excluding discontinued products. Adjusted Revenue is a non-GAAP measure. 2020 and Q4 2020 run-rate adjusted revenue figures are preliminary and unaudited.

John James, Founder and CEO of Fusion, commented: “MoneyLion is at the perfect high-growth inflection point that makes accessing public markets a logical next step. This will be the first publicly traded all-in-one digital financial services platform, which in and of itself creates huge scarcity value for the Company. Unlike its peers, MoneyLion has purpose-built its technology and operates a holistic platform with multiple products and revenue streams with strong unit economics. We believe in today's market there are limited opportunities to invest in high-growth businesses built for profitability like MoneyLion. We look forward to partnering with the Company's highly experienced team of technologists and financial product experts to accelerate growth post-merger.”

Transaction Terms & Financing

The combined Company will have an estimated post-transaction enterprise value of $2.4 billion with an estimated equity value of $2.9 billion from the contribution of up to $526 million in cash proceeds from the transaction, net of debt paydown and expenses. Proceeds will consist of up to $350 million of cash held in Fusion’s trust account and an additional $250 million fully committed private investment at $10.00 per share led by funds and accounts managed by BlackRock, certain funds managed by affiliates of Apollo Global Management, Inc., and leading global technology and growth investors.

The net proceeds raised from the transaction will be used to support MoneyLion’s working capital and scale its proven platform and suite of products.

MoneyLion shareholders will hold approximately 76% of the equity of the combined Company by rolling their existing holdings in MoneyLion. That ownership percentage could change if MoneyLion elects to have its existing shareholders receive cash as part of the transaction consideration. The business combination has been unanimously approved by the boards of directors of both MoneyLion and Fusion and is expected to close in the first half of 2021, subject to regulatory and stockholder approvals, and other customary closing conditions. Upon closing of the transaction, Fusion will be renamed MoneyLion Inc. and is expected to remain listed on the New York Stock Exchange.

For a summary of the material terms of the proposed transaction, as well as a supplemental investor presentation, please see the Current Report on Form 8-K filed today with the U.S. Securities and Exchange Commission (“SEC”). Additional information about the proposed transaction will be described in Fusion’s registration statement relating to the merger, which it will file with the SEC.

Advisors

Citi, Broadhaven, and FT Partners acted as financial advisors to MoneyLion. Davis Polk & Wardwell LLP acted as legal advisor to MoneyLion. J.P. Morgan Securities LLC served as exclusive financial advisor and lead placement agent to Fusion. Cantor Fitzgerald & Co. is acting as capital markets advisor to Fusion and White & Case LLP acted as legal advisor to Fusion. Citi, Cantor Fitzgerald & Co. and Odeon Capital Group, LLC also acted as co-placement agents on the PIPE.

Conference Call & Webcast Information

Fusion and MoneyLion management will host a conference call and webcast to discuss the proposed transaction today, February 12, 2021, at 8:00 a.m. Eastern time.

The webcast will be available here and can also be accessed on MoneyLion’s website at www.moneylion.com/investors or Fusion’s website at www.fusionacq.com.

For those who wish to participate by telephone, please dial (833) 362-0225 (U.S.) or (914) 987-7682 (International) and reference conference ID 3796264.

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Gateway Investor Relations at (949) 574-3860.

The conference call will be broadcast live and available for replay here and via Fusion’s website at www.fusionacq.com.

A telephonic replay of the conference call will be available after 11:00 a.m. Eastern time today through February 19, 2021 by dialing (855) 859-2056 (U.S.) or (404) 537-3406 (International) and referencing conference ID 3796264.

About MoneyLion

MoneyLion is a mobile banking and financial membership platform that empowers people to take control of their finances. Since its launch in 2013, MoneyLion has engaged with 7.5 million hard-working Americans and has earned its members' trust by building a full-service digital platform to deliver mobile banking, lending, and investment solutions. From a single app, members can get a 360-degree snapshot of their financial lives and have access to personalized tips and tools to build and improve their credit and achieve everyday savings. MoneyLion is headquartered in New York City, with offices in San Francisco, Salt Lake City, Sioux Falls, and Kuala Lumpur, Malaysia. MoneyLion has achieved various awards of recognition including the 2020 Forbes FinTech 50, Aite group best digital Wealth Management Multiproduct offering, Finovate Award for Best Digital Bank 2019, Benzinga FinTech Awards winner for Innovation in Personal Finance 2019 and the Webby Awards 2019 People's Voice Award. For more information, please visit www.moneylion.com or download the app.

About Fusion Acquisition Corporation

Fusion Acquisition Corporation is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company was founded by and is led by CEO John James (who also stands behind the global fintech, BetaSmartz, as well as co-founding emerging opportunities investment company, Boka Group), and Chairman Jim Ross (senior advisor to State Street and former Chairman of State Street Global Advisors SPDR ETFs). Fusion is focusing on businesses with an enterprise value of approximately $750 million to $3 billion that are applying, providing or changing technology within the fintech or asset and wealth management sectors. For more information, visit fusionacq.com.

Forward-Looking Statements

The information in this press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics and expectations and timing related to potential benefits, terms and timing of the transaction. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of MoneyLion’s and Fusion’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of MoneyLion and Fusion. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed business combination or that the approval of the shareholders of Fusion or MoneyLion is not obtained; failure to realize the anticipated benefits of the proposed business combination; risks relating to the uncertainty of the projected financial information with respect to MoneyLion; future global, regional or local economic and market conditions; the development, effects and enforcement of laws and regulations; MoneyLion’s ability to manage future growth; MoneyLion’s ability to develop new products and solutions, bring them to market in a timely manner, and make enhancements to its platform; the effects of competition on MoneyLion’s future business; the amount of redemption requests made by Fusion’s public shareholders; the ability of Fusion or the combined company to issue equity or equity-linked securities in connection with the proposed business combination or in the future; the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; and those factors discussed in Fusion’s final prospectus dated June 25, 2020 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, in each case, under the heading “Risk Factors,” and other documents of Fusion filed, or to be filed, with the Securities and Exchange Commission (“SEC”). If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither MoneyLion nor Fusion presently know or that MoneyLion and Fusion currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect MoneyLion’s and Fusion’s expectations, plans or forecasts of future events and views as of the date of this press release. MoneyLion and Fusion anticipate that subsequent events and developments will cause MoneyLion’s and Fusion’s assessments to change. However, while MoneyLion and Fusion may elect to update these forward-looking statements at some point in the future, MoneyLion and Fusion specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing MoneyLion’s and Fusion’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information About the Proposed Business Combination and Where to Find It

The proposed business combination will be submitted to shareholders of Fusion for their consideration. Fusion intends to file a registration statement on Form S-4 (the “Registration Statement”) with the SEC which will include preliminary and definitive proxy statements to be distributed to Fusion’s shareholders in connection with Fusion’s solicitation for proxies for the vote by Fusion’s shareholders in connection with the proposed business combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of the securities to be issued to MoneyLion’s shareholders in connection with the completion of the proposed business combination. After the Registration Statement has been filed and declared effective, Fusion will mail a definitive proxy statement and other relevant documents to its shareholders as of the record date established for voting on the proposed business combination. Fusion’s shareholders and other interested persons are advised to read, once available, the preliminary proxy statement / prospectus and any amendments thereto and, once available, the definitive proxy statement / prospectus, in connection with Fusion’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about Fusion, MoneyLion and the proposed business combination. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the proposed business combination and other documents filed with the SEC by Fusion, without charge, at the SEC's website located at www.sec.gov or by directing a request to Cody Slach and Matt Glover, (949) 574-3860, FUSE@gatewayir.com.

Participants in the Solicitation

Fusion, MoneyLion and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitations of proxies from Fusion’s shareholders in connection with the proposed business combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Fusion’s shareholders in connection with the proposed business combination will be set forth in Fusion’s proxy statement / prospectus when it is filed with the SEC. You can find more information about Fusion’s directors and executive officers in Fusion’s final prospectus dated June 25, 2020, filed with the SEC on June 29, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests will be included in the proxy statement / prospectus when it becomes available. Shareholders, potential investors and other interested persons should read the proxy statement / prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Contact

Nick Bosse

MoneyLion Communications

(212) 445-8476

pr@moneylion.com

Cody Slach, Matt Glover

Gateway Investor Relations

(949) 574-3860

FUSE@gatewayir.com